United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 10, 2005
CINGULAR WIRELESS LLC
(Exact name of registrant as specified in its charter)

Delaware	1-31673	74-2955068

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
5565 Glenridge Connector, Atlanta, Georgia 30342
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (404)236-7895
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
Cingular Wireless LLC’s press release issued July 20, 2005, as furnished on Form 8-K on July 20, 2005, reporting the company’s financial results for the quarter ended June 30, 2005, including selected financial statements and operating data at and for the three and six months ended June 30, 2005 for Cingular Wireless LLC and at and for the comparable date and periods in 2004, contained incorrect subscriber data for the quarters ended December 31, 2004, March 31, 2005 and June 30, 2005. The company has issued a press release dated October 10, 2005 which contains certain corrected subscriber numbers and references the revised subscriber and subscriber-related operating metrics as presented on the Cingular website. This correction has no effect on the financial statements which were previously reported for those periods.
The company has determined that, in periods following its October 26, 2004 acquisition of AT&T Wireless, our management reporting systems incorrectly reported subscriber activity. As a result, gross subscriber additions, deactivations, net subscriber additions and total subscribers have been misstated for the quarters ended December 31, 2004, March 31, 2005 and June 30, 2005. The company has revised its procedures and controls to ensure that its reconciliation of subscriber activity in the management reporting system accurately identifies the different types of activity to be reported.
The foregoing information is intended to be furnished only and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
     (c) Exhibit — The following exhibits are furnished as a part of this report:

Exhibit Number	Exhibit Description
99.1	Press Release dated October 10, 2005 reporting the revision of subscriber counts and related data for the quarters ended December 31, 2004, March 31, 2005 and June 30, 2005 for Cingular Wireless LLC.

99.2	Schedule of revised subscriber data and subscriber-related operating metrics for the quarters ended December 31, 2004, March 31, 2005, and June 30, 2005 for Cingular Wireless LLC as presented on the Cingular website.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINGULAR WIRELESS LLC
Date: October 10, 2005	By:	/s/ Peter A. Ritcher
Peter A. Ritcher
Chief Financial Officer (Principal Financial Officer)

Exhibit Index

Number	Title
99.1	Press Release dated October 10, 2005 reporting the revision of subscriber counts and related data for the quarters ended December 31, 2004, March 31, 2005 and June 30, 2005 for Cingular Wireless LLC.

99.2	Schedule of revised subscriber data and subscriber-related operating metrics for the quarters ended December 31, 2004, March 31, 2005, and June 30, 2005 for Cingular Wireless LLC as presented on the Cingular website.